UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 15, 2008

____________________________

HYDROGEN CORPORATION
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

(Commission File Number)		(IRS Employer Identification No.)
0-32065	10 East 40th Street, Suite 3405 New York, New York 10021 (Address of Principal Executive Offices and zip code)	86-0965692

(212) 672-0380
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2008, for the purpose of preserving cash resources to be used by HydroGen, L.L.C. in the bankruptcy process, the Company terminated the employment of Christopher J. Garofalo, General Counsel.

On December 12, 2008, the Board of Directors of HydroGen Corporation elected Mr. Garofalo, effective December 19, 2008, as a Director of the Company and as Corporate Secretary.

From May 14, 2007 to December 19, 2008, Mr. Garofalo served as General Counsel and Corporate Secretary of HydroGen Corporation and HydroGen, L.L.C.

Item 8.01.  Other Events.

As previously disclosed, on October 22, 2008, HydroGen, L.L.C., the Company’s wholly-owned subsidiary, filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (In re HydroGen, L.L.C., Case No. 08-14139)).

On December 15, 2008, HydroGen, L.L.C. filed with the Bankruptcy Court its monthly operating report for the period October 22, 2008 through November 30, 2008 (the “Monthly Operating Report”).  A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The registrant cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the registrant.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee.  The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the Office of the United States Trustee, and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in the securities of the registrant, the Monthly Operating Report contains any information beyond that required by the Office of the United States Trustee.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the registrant’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the registrants’ financial condition or operating results for the period that would be reflected in the registrant’s financial statements or in their reports pursuant to the Exchange Act.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Monthly Operating Report of HydroGen, L.L.C. for the period October 22, 2008 through November 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 19, 2008	HYDROGEN CORPORATION

	By:	/s/ Scott M. Schecter
	Name:	Scott M. Schecter
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Operating Report of HydroGen, L.L.C. for the period October 22, 2008 through November 30, 2008.